Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

AND CHIEF FINANCIAL OFFICER PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of PhenixFIN Corporation (f/k/a Medley Capital Corporation), (the “Company”) for the quarterly period ended December 31, 2020, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, David Lorber and Ellida McMillan, Chief Executive Officer and Chief Financial Officer, respectively, of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to our knowledge:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.

Dated: February 16, 2021

By	/s/ David Lorber
David Lorber
Chief Executive Officer

By	/s/ Ellida McMillan
Ellida McMillan
Chief Financial Officer